UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                September 2, 2004
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           1-9792                                        63-0949734
           ------                                        ----------
     (Commission File Number)                 (IRS Employer Identification No.)


        32 Wilson Boulevard 100
           Addison, Alabama                                    35540
           ----------------                                    -----
  (Address of Principal Executive Offices)                   (Zip Code)

                                 (256) 747-9800
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
Directors; Appointment of Principal Officers.
---------------------------------------------

(a)             Not applicable.

(b) On September 2, 2004, Cavalier Homes, Inc. ("Cavalier"), received a letter from its director John W. Allison, dated September 1, 2004, tendering his resignation from the Board of Directors of Cavalier. On September 9, 2004, Cavalier issued a press release with respect to Mr. Allison's resignation. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1 hereto.

(c)             Not applicable.

(d)             Not applicable.

Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

(c)   Exhibits

                Exhibit 99.1 Press Release dated September 9, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     CAVALIER HOMES, INC.
                                                        (Registrant)


Date: September 9, 2004                By            /s/ Michael R. Murphy
                                          --------------------------------------
                                                        Michael R. Murphy
                                                   Its Chief Financial Officer

                                  Exhibit Index
                                  -------------

         Exhibit                  Description
         -------                  -----------

         99.1                     Text of Press Release dated September 9, 2004.

                                  EXHIBIT 99.1


                                       From:          CAVALIER HOMES, INC.
                                       Approved by:   David Roberson
                                       Subject:       John Allison
                                       Contact:       Mike Murphy (256) 747-9800



             JOHN ALLISON RESIGNS FROM CAVALIER'S BOARD OF DIRECTORS TO FOCUS ON OTHER BUSINESS INTERESTS


Addison, Ala. (September 9, 2004) - Cavalier Homes, Inc. (Amex: CAV) today announced that John W. Allison, who has served as a director since 2000, has resigned from its Board of Directors, effective September 2, 2004, in order to focus on his principal business interests.

         Commenting on the announcement, David Roberson, President and Chief Executive Officer, said, "We are very grateful for the commitment and contributions Johnny has made to our Company over the past four years."

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.


         With the exception of historical information, the statements made in this press release, including those containing the words "believe," "expects," "will," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2003, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended June 26, 2004, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.

                                      -END-